UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

To

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 10, 2003

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	333-63656	33-0827161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4590 MacArthur Blvd., Suite 610 Newport Beach, California 92660
(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Cornerstone Realty Fund, LLC hereby amends its Current Report on Form 8-K filed on December 19, 2003 to provide the required financial statement and pro forma financial information referred to in Item 7 below relating to the acquisition of the Arrow Business Center located in Irwindale, California as described in such Current Report.

We acquired the Arrow Business Center on December 10, 2003 for a total acquisition cost of $5,871,537.  The Arrow Business Center is a multi-tenant industrial park located on approximately 5.04 acres and is comprised of three single-story buildings totaling 69,592 leasable square feet.

Item 7.  Financial Statements and Exhibits

(a)                                  Financial Statement.  The following financial statement relating to the Arrow Business Center is included at the end of this Amendment to Current Report and is filed herewith and incorporated herein by reference.

Arrow Business Center

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the Year Ended December 31, 2002

Notes to Statement of Revenue and Certain Expenses

(b)                                 Pro Forma Financial Information.  The following unaudited pro forma financial statements relating to the Arrow Business Center are included at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference.

Cornerstone Realty Fund, LLC

Summary of Pro Forma Financial Information

Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2002 (unaudited)

Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 2003 (unaudited)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
Its Managing Member

	By:	CORNERSTONE VENTURES, INC.
Its Manager

		By:	/s/ TERRY G. ROUSSEL
Terry G. Roussel, President

Dated:  February 24, 2004

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Report of Independent Auditors

To the Members

Cornerstone Realty Fund, LLC

We have audited the accompanying statement of revenue and certain expenses of Arrow Business Center for the year ended December 31, 2002. This statement of revenue and certain expenses is the responsibility of the management of Arrow Business Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses of Arrow Business Center presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Arrow Business Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Irvine, California

December 10, 2003

ARROW BUSINESS CENTER

STATEMENT OF REVENUE AND CERTAIN EXPENSES

For the Year Ended December 31, 2002

Revenue
Rental revenue	$451,600
Tenant reimbursements	122,286
Other	4,643
Total revenue	578,529

Certain Expenses
Property operating and maintenance	90,416
Property taxes	54,036
Insurance	16,391
Total certain expenses	160,843

Excess of revenue over certain expenses	$417,686

See accompanying notes to statement of revenue and certain expenses.

ARROW BUSINESS CENTER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
DECEMBER 31, 2002

1.                                      Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of Arrow Business Center (the “Property”) located in Irwindale, California, which was acquired by Cornerstone Realty Fund, LLC (the “Fund”), from a nonaffiliated third party. The Property was acquired on December 10, 2003 for $5,871,573 and has 69,592 leasable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Fund in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis.  Rental receivables are periodically evaluated for collectibility.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.                                      Industrial Property

The future minimum lease payments to be received under existing operating leases as of December 31, 2002, are as follows:

2003	$343,941
2004	130,573
2005	13,879
2006	—
2007	—
$488,393

Industrial space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

CORNERSTONE REALTY FUND, LLC

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Condensed Statements of Operations of the Fund for the year ended December 31, 2002 and for the nine months ended September 30, 2003 have been prepared as if the acquisition of Arrow Business Center had occurred as of January 1, 2002.

Such Pro Forma Financial Information is based in part upon (i) the Financial Statements of the Fund for the year ended December 31, 2002 included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2002; (ii) the Financial Statements of the Fund for the nine months ended September 30, 2003 included in the Fund’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003; and (iii) the Historical Summary of Arrow Business Center for the year ended December 31, 2002 filed with the Fund’s Current Report on Form 8-K, dated December 19, 2003.

The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Fund that would have occurred if the acquisition of Arrow Business Center had been completed on the date indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Fund’s managing member, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE REALTY FUND, LLC
PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002
(Unaudited)

	Cornerstone Realty Fund, LLC Historical (A)	Recent Acquisition (B)	Cornerstone Realty Fund, LLC Pro Forma
Revenues
Rental revenue	$121,492	$451,600	$573,092
Tenant reimbursements	9,843	122,286	132,129
Interest, dividends and other	51,777	4,643	56,420
	183,112	578,529	761,641
Expenses
Property operating and maintenance	16,104	106,807	122,911
Property taxes	14,130	54,036	68,166
General and administrative expenses	221,983	—	221,983
Interest expense on advances payable to managing member	41,791	—	41,791
Depreciation	16,333	89,277	105,610
	310,341	250,120	560,461
Net (loss) income	$(127,229)	$328,409	$201,180

Net (loss) income allocable to managing member	$(12,723)		$20,118

Net (loss) income allocable to unitholders	$(114,506)		$181,062

Per share amounts:

Basic and diluted (loss) income allocable to unitholders	$(9.86)		$15.59

Basic and diluted weighted average units outstanding	11,615		11,615

(A)                              Represents the historical results of operations of the Fund for the year ended December 31, 2002. Certain reclassifications have been made to the historical statement of operations of the Fund to conform to the pro forma financial information presentation.

(B)                                Represents adjustment for the acquisition of the Arrow Business Center, based on historical operating results. Depreciation is based on a preliminary allocation of the purchase price to land ($2,389,746) and buildings ($3,481,827) with buildings depreciated on a straight-line method over a 39-year period. The Company has not currently completed its purchase accounting in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible (primarily in-place leases) assets at its estimated fair value. Specifically, the Company is in the process of determining the value, if any, attributable to the in-place leases of the Arrow Business Center at the acquisition date. The finalization of the purchase accounting under FAS 141 could have the impact of decreasing the allocation to tangible assets as presented above for an allocation to intangible assets which are amortized over a shorter period (typically the remaining life of the applicable in-place leases) than buildings.

CORNERSTONE REALTY FUND, LLC

PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2003

(Unaudited)

	Cornerstone Realty Fund, LLC Historical (A)	Recent Acquisition (B)	Cornerstone Realty Fund, LLC Pro Forma
Revenues
Rental revenue	$560,277	$371,848	$932,125
Tenant reimbursements	108,883	103,197	212,080
Interest, dividends and other	16,708	1,573	18,281
	685,868	476,618	1,162,486
Expenses
Property operating and maintenance	94,131	76,306	170,437
Property taxes	116,074	42,327	158,401
General and administrative expenses	101,030	—	101,030
Interest expense on advances payable to managing member	26,974	—	26,974
Depreciation	82,993	66,958	149,951
	421,202	185,591	606,793
Net income	$264,666	$291,027	$555,693

Net income allocable to managing member	$26,467		$55,569

Net income allocable to unitholders	$238,199		$500,124

Per share amounts:

Basic and diluted income allocable to unitholders	$10.61		$22.27

Basic and diluted weighted average units outstanding	22,459		22,459

(A)                              Represents the historical results of operations of the Fund for the nine months ended September 30, 2003. Certain reclassifications have been made to the historical statement of operations of the Fund to conform to the pro forma financial information presentation.

(B)                                Represents adjustment for the acquisition of the Arrow Business Center, based on historical operating results. Depreciation is based on a preliminary allocation of the purchase price to land ($2,389,746) and buildings ($3,481,827) with buildings depreciated on a straight-line method over a 39-year period. The Company has not currently completed its purchase accounting in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible (primarily in-place leases) assets at its estimated fair value. Specifically, the Company is in the process of determining the value, if any, attributable to the in-place leases of the Arrow Business Center at the acquisition date. The finalization of the purchase accounting under FAS 141 could have the impact of decreasing the allocation to tangible assets as presented above for an allocation to intangible assets which are amortized over a shorter period (typically the remaining life of the applicable in-place leases) than buildings.